EXHIBIT 10.7

                      ASSIGNMENT OF OIL AND GAS LEASE WITH
                        RESERVATION OF OVERRIDING ROYALTY


         Know All Men by These Presents, that the undersigned, Sharon K. Fowler, hereinafter called Assignor (whether one or more) for and in consideration of One Hundred Fifty Thousand Dollars, the receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over to Sun River Energy, Inc., hereinafter called Assignee, all of its right, title and interest, subject to the overriding royalty reservation hereinafter set out, in and to the oil and gas leases


Lease No.    Dated      T. R. Section      Acres        County
---------    -----      -------------      -----        ------
0600246     4/2/06      516T41nr79W        640          Johnson
0600247     4/2/06      536T42NR79W        640          Johnson
0600249     4/2/06      536T42NR81W        640          Johnson
0600256     4/2/06      536T41NR81W        640          Natrona


together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

         The Assignor herein expressly excepts, reserves and retains title to an undivided 4% of all oil, gas and casinghead gas produced, saved and marketed from the above described land under the provisions of the aforesaid lease, or any extension or renewal thereof, as an overriding royalty, free and clear of any cost and expense of the development and operation thereof, excepting taxes applicable to said interest and the production therefrom. There is an existing 12.5% royalty to the State of Wyoming.

         This Assignment is conditional upon Assignees agreement. To begin the drilling of a well on some part of the above described land within one year hereafter and continue such drilling with reasonable diligence until a well has been completed to the known oil producing sand of that territory, or granite or other impenetrable substances, through which a reasonably prudent operator would not undertake to drill, be encountered. If such well is not commenced by such date, or extension thereof, then this Assignment shall be terminated and will expire.

         And for the same consideration the Assignor covenants with the Assignee, its or his heirs, successors or assigns, that the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in full force have been duly performed; and that the Assignor will warrant and forever defend the same against all persons whomsoever, lawfully claiming or to claim the same.


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         Executed this 25 day of April 2006.

ASSIGNEE

SUN RIVER ENERGY, INC.


By: /s/
ASSIGNOR



By: /s/Sharon K. Fowler
         Sharon K. Fowler



STATE OF COLORADO
                                      ss.
COUNTY OF JEFFERSON {

     On this 26th day of April 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Sharon K. Fowler, known to me to be the person whose name is subscribed to this within instrument, and who upon oath swore that the statements therein contained are true and correct.


WITNESS my hand and official seal.
My Commission expires: __________

                                                    ----------------------------
                                                     Notary Public

STATE OF COLORADO
                                     ss.
COUNTY OF JEFFERSON  {

     On this 26 day of April 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael A. Littman, President of Sun River Energy, Inc., known to me to be the person whose name is subscribed to this within instrument, and who upon oath swore that the statements therein contained are true and correct.

WITNESS my hand and official seal.
My Commission expires: __________

                                                     ---------------------------
                                                     Notary Public


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